UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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McGrath RentCorp

(Name of Registrant as Specified In Its Charter)

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Meeting Materials: Notice of Meeting and Proxy
Statement & Annual Report or Form 10-K
Important Notice Regarding the Availability
of Proxy Materials for the Shareholders
Meeting To Be Held On December 12, 2024
For Shareholders of record as of October
22, 2024
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following methods.
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PROPOSAL
1. Election of Directors: Each to be elected and to serve until the 2025 Annual Meeting of Shareholders or until their successors are elected and qualified.
1.01 Nicolas C. Anderson
1.02 Kimberly A. Box
1.03 Smita Conjeevaram
1.04 William J. Dawson
1.05 Joseph F. Hanna
1.06 Bradley M. Shuster
2. To ratify the appointment of Grant Thornton LLP as the independent auditors for the Company for the year ending December 31, 2024.
3. To approve, in a non-binding vote, the compensation of the Company’s named executive officers.
Note: To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3
McGrath RentCorp Annual Meeting of Shareholders